SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549




                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                 October 3, 1996




                               HMN FINANCIAL, INC.
          (Exact name of Registrant as specified in its Charter)



  DELAWARE                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
_________________________________________________________________
  (Former name or former address, if changed since last report)

Item 5.  Other Events

     On October 3, 1996 the Registrant issued the attached press release announcing a stock repurchase program.

Item 7.  Financial Statements and Exhibits

     (a)  Exhibits

          99.  Press release, dated October 3, 1996.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: October 3, 1996              By:/s/ Roger P. Weise
                                   Roger P. Weise, Chairman
                                   and Chief Executive Officer

                            Exhibit 99